UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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[ ]	Definitive Proxy Statement

[X]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to §240.14a-12

SIGMA LABS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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SIGMA LABS, INC.

3900 Paseo del Sol

Santa Fe, New Mexico 87507

ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 15, 2020

Sigma Labs, Inc. (the “Company”) issued the following press release on June 5, 2020 relating to the Company’s annual meeting of stockholders (the “Annual Meeting”) to be held on Monday, June 15, 2020. The press release supplements the proxy statement (the “Proxy Statement”) that the Company mailed to its stockholders on or about May 20, 2020 in connection with the solicitation of proxies by the Company’s Board of Directors for use at the Annual Meeting.

The press release should be read in conjunction with the Proxy Statement.

Sigma Labs Announces Virtual Format Change for 2020 Annual Meeting of Stockholders

Annual Meeting of Stockholders Shifted to Virtual Format Due to COVID-19 Pandemic Related Health Concerns

SANTA FE, NM - June 5, 2020 - Sigma Labs, Inc. (NASDAQ: SGLB) (“Sigma Labs”), a leading developer of quality assurance software for the additive manufacturing industry, announced today that, due to the current situation regarding the public health impact of the COVID-19 pandemic and limitations within the state of New Mexico on all non-essential gatherings of individuals, the Company has changed the format of its annual stockholders meeting from a physical in-person meeting to a virtual webcast, and invites stockholders to participate remotely.

The annual stockholders meeting will be held at 10:00 a.m. Mountain time on June 15, 2020 via webcast. Please see below for full details:

Sigma Labs Virtual Annual Stockholders Meeting

Date:	June 15, 2020
Time:	10:00 a.m. Mountain time
Register to Attend the Meeting at:	http://viewproxy.com/sigmalabsinc/2020/htype.asp

Attending the Virtual Annual Meeting

Both stockholders of record and stockholders who hold their shares in “street name” will need to register to be able to attend the Annual Meeting via live audio webcast, submit their questions during the meeting and vote their shares electronically at the Annual Meeting by following the instructions below.

If you are a stockholder of record, you must:

●	First register at http://viewproxy.com/sigmalabsinc/2020/htype.asp by 11:59 p.m. (EDT) on June 11, 2020. You will need to enter your name, phone number, and email address as part of the registration, following which, you will receive an email confirming your registration, and then the link and password to attend the Annual Meeting.

●	On the day of the Annual Meeting, if you have properly registered, you may enter the Annual Meeting by logging in using the link and password you received via email after your registration confirmation.

●	If you wish to vote your shares electronically at the Annual Meeting, you will need to visit www.aalvote.com/SGLB during the Annual Meeting while the polls are open (you will need the virtual control number included on your proxy card).

If your shares are held in a “street name,” you must:

●	Obtain a legal proxy from your broker, bank or other nominee.

●	Register at http://viewproxy.com/sigmalabsinc/2020/htype.asp by 11:59 p.m. (EDT) on June 11, 2020.

You will need to enter your name, phone number and email address, and provide a copy of the legal proxy (which may be uploaded to the registration website or sent via VirtualMeeting@viewproxy.com as part of the registration, following which, you will receive an email confirming your registration, your virtual control number, and then the link and the password to attend the Annual Meeting.

Please note, if you do not provide a copy of the legal proxy, you may still attend the Annual Meeting by showing proof of stock ownership, but you will be unable to vote your shares electronically at the Annual Meeting.

●	On the day of the Annual Meeting, if you have properly registered, you may enter the Annual Meeting by logging in using the link and password you received via email after your registration confirmation.

●	If you wish to vote your shares electronically at the Annual Meeting, you will need to visit www.aalvote.com/SGLB during the Annual Meeting while the polls are open (you will need the virtual control number assigned to you in your registration confirmation email).

Technical Difficulties

We will have technicians ready to assist you with any technical difficulties you may have accessing the Annual Meeting live audio webcast. Please be sure to check in by 9:30 a.m. (MDT) on June 15, 2020, the day of the Annual Meeting, so we may address any technical difficulties before the Annual Meeting live audio webcast begins. If you encounter any difficulties accessing the Annual Meeting live audio webcast during the check-in or meeting time, please email VirtualMeeting@viewproxy.com or call 866-612-8937.

Further information regarding this change to the format of the Annual meeting can be found in the proxy supplement filed by the Company with the Securities and Exchange Commission on June 5, 2020.

About Sigma Labs

Sigma Labs, Inc. (NASDAQ: SGLB) is a leading provider of quality assurance software to the commercial 3D printing industry under the PrintRite3D® brand. Sigma is a software company that specializes in the development and commercialization of real-time computer aided inspection (CAI) solutions known as PrintRite3D® for 3D advanced manufacturing technologies. Sigma Labs’ advanced computer-aided software product revolutionizes commercial additive manufacturing, enabling non-destructive quality assurance mid-production, uniquely allowing errors to be corrected in real-time. For more information, please visit www.sigmalabsinc.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (which Sections were adopted as part of the Private Securities Litigation Reform Act of 1995). Statements preceded by, followed by or that otherwise include the words “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “project,” “prospects,” “outlook,” and similar words or expressions, or future or conditional verbs such as “will,” “should,” “would,” “may,” and “could” are generally forward-looking in nature and not historical facts. These forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from any anticipated results, performance or achievements. The Company disclaims any intention to, and undertakes no obligation to, revise any forward-looking statements, whether as a result of new information, a future event, or otherwise. For additional risks and uncertainties that could impact the Company’s forward-looking statements, please see the Company’s Annual Report on Form 10-K (including but not limited to the discussion under “Risk Factors” therein) filed with the SEC on March 24, 2020 and which may be viewed at www.sec.gov.

Company/Proxy Contact:

Steven Gersten

Sigma Internal IR

investors@sigmalabsinc.com

Investor Contact:

Chris Tyson

Managing Director

MZ Group - MZ North America

949-491-8235

SGLB@mzgroup.us

www.mzgroup.us